Fees Summary	Jun. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 173,686,812.8
Previously Paid Amount	0
Total Fee Amount	26,591.46
Total Offset Amount	0
Net Fee	$ 26,591.46